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                                                                   Exhibit 10.14

                                  BILL OF SALE

      This Bill of Sale dated as of May 18, 1998 is executed and delivered by Prism Acoustics, Inc. (d/b/a The VHDL Technology Group), a Delaware corporation (the "Seller"), and William D. Billowitch, the sole stockholder of the Seller (the "Stockholder"), to Intrinsix Corp., a Massachusetts corporation (the "Buyer"). All capitalized words and terms used in this Bill of Sale and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of May 18, 1998 among the Seller, Stockholder and Buyer (the "Agreement").

      WHEREAS, pursuant to the Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer substantially all of the assets and business of the Seller, and the Buyer has agreed to assume certain of the liabilities of the Seller;

      NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Stockholder hereby agree as follows:

      1. The Seller hereby sells, transfers, conveys, assigns and delivers to the Buyer, its successors and assigns, to have and to hold forever, all of the Assets, including, without limitation, the Inventory, the Contract Rights, Fixed Assets, Intellectual Property, Purchase Orders, Claims, Warranties and certain other assets, properties, claims, rights and interests.

      2. The Seller and Stockholder hereby covenant and agree that they will, at the request of the Buyer and without further consideration, execute and deliver, and will cause the employees of the Seller to execute and deliver, such other instruments of sale, transfer, conveyance and assignment, and take such other action as may reasonably be necessary to more effectively sell, transfer, convey, assign and deliver to, and vest in, the Buyer, its successors and assigns, good, clear, record and marketable title to the Assets hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to put the Buyer in actual possession and operating control thereof, to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of the Agreement.

      3. The Seller and Stockholder each does hereby irrevocably constitute and appoint the Buyer, its successors and assigns, its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of each of the Seller and Stockholder, respectively, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all Assets hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

      4. This sale, transfer, conveyance and assignment has been executed and delivered by the Seller in accordance with the Agreement and is expressly made subject to those liabilities,
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obligations and commitments which the Buyer has expressly assumed and agreed to pay, perform and discharge pursuant to a certain Instrument of Assumption executed by the Buyer of even date herewith.

      5. Each of the Seller and Stockholder, by its execution of this Bill of Sale, and the Buyer, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.

      IN WITNESS WHEREOF, the Seller, Stockholder and the Buyer have caused this instrument to be duly executed under seal as of and on the date first above written.

                                    SELLER:

                                    PRISM ACOUSTICS, INC.


                                    By: /s/ William D. Billowitch
                                        -------------------------------
                                    William D. Billowitch
                                    Title: President


                                    STOCKHOLDER:


                                    /s/ William D. Billowitch
                                    ----------------------------------
                                    William D. Billowitch

Agreed and Accepted:

BUYER:

INTRINSIX CORP.

By: /s/ Jim Gobes
    --------------------
    James A. Gobes

Title: President


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